                                   EXHIBIT 24
                                   ----------

                               POWERS OF ATTORNEY

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of R. G. BARRY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the R. G. BARRY CORPORATION 1997 INCENTIVE STOCK PLAN, hereby constitutes and appoints GORDON ZACKS, RICHARD L. BURRELL and ROGER E. LAUTZENHISER, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 1997.

                                           /s/ Gordon Zacks
                                           -----------------------------
                                           Gordon Zacks

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of R. G. BARRY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the R. G. BARRY CORPORATION 1997 INCENTIVE STOCK PLAN, hereby constitutes and appoints GORDON ZACKS, RICHARD L. BURRELL and ROGER E. LAUTZENHISER, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 1997.

                                       /s/ Richard L. Burrell
                                       ---------------------------------
                                       Richard L. Burrell

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of R. G. BARRY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the R. G. BARRY CORPORATION 1997 INCENTIVE STOCK PLAN, hereby constitutes and appoints GORDON ZACKS, RICHARD L. BURRELL and ROGER E. LAUTZENHISER, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 1997.

                                        /s/ Christian Galvis
                                        -------------------------------
                                        Christian Galvis

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of R. G. BARRY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the R. G. BARRY CORPORATION 1997 INCENTIVE STOCK PLAN, hereby constitutes and appoints GORDON ZACKS, RICHARD L. BURRELL and ROGER E. LAUTZENHISER, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 1997.

                                         /s/ Charles E. Ostrander
                                         ---------------------------------
                                         Charles E. Ostrander

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of R. G. BARRY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the R. G. BARRY CORPORATION 1997 INCENTIVE STOCK PLAN, hereby constitutes and appoints GORDON ZACKS, RICHARD L. BURRELL and ROGER E. LAUTZENHISER, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 21st day of May, 1997.

                                       /s/ Leopold Abraham II
                                       -------------------------------------
                                       Leopold Abraham II

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of R. G. BARRY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the R. G. BARRY CORPORATION 1997 INCENTIVE STOCK PLAN, hereby constitutes and appoints GORDON ZACKS, RICHARD L. BURRELL and ROGER E. LAUTZENHISER, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 1997.

                                        /s/ Philip G. Barach
                                        --------------------------------
                                        Philip G. Barach

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of R. G. BARRY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the R. G. BARRY CORPORATION 1997 INCENTIVE STOCK PLAN, hereby constitutes and appoints GORDON ZACKS, RICHARD L. BURRELL and ROGER E. LAUTZENHISER, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 1997.

                                            /s/ William Giovanello
                                            ------------------------------
                                            William Giovanello

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of R. G. BARRY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the R. G. BARRY CORPORATION 1997 INCENTIVE STOCK PLAN, hereby constitutes and appoints GORDON ZACKS, RICHARD L. BURRELL and ROGER E. LAUTZENHISER, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 1997.

                                        /s/ Harvey M. Krueger
                                        ---------------------------------
                                        Harvey M. Krueger

                                POWER OF ATTORNEY
                                -----------------

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and/or director of R. G. BARRY CORPORATION, an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a REGISTRATION STATEMENT ON FORM S-8 for the registration of certain of its common shares for offering and sale pursuant to the R. G. BARRY CORPORATION 1997 INCENTIVE STOCK PLAN, hereby constitutes and appoints GORDON ZACKS, RICHARD L. BURRELL and ROGER E. LAUTZENHISER, and each of them, as his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the New York Stock Exchange, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of May, 1997.

                                              /s/ Edward M. Stan
                                              ---------------------------
                                              Edward M. Stan